UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2025
FVCBankcorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Number)
11325 Random Hills Road
Fairfax, Virginia 22030
(Address of Principal Executive Offices) (Zip Code)
(703) 436-3800
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 0

Item 5.07 Submission of Matters to a Vote of Security Holders.

FVCBankcorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 29, 2025 (the “Annual Meeting”). The matters considered and voted on by the shareholders at the annual meeting and vote of the shareholders were as follows:

1.To elect directors of the Company for a one year term, expiring at the 2026 Annual Meeting of Shareholders:

	For	Withhold
David W. Pijor	14,018,910	86,709
L. Burwell Gunn	13,742,207	363,412
Marc N. Duber	14,053,290	52,329
Patricia A. Ferrick	13,978,738	126,881
Meena Krishnan	14,058,102	47,517
Scott Laughlin	14,016,992	88,627
Devin Satz	14,020,457	85,162
Lawrence W. Schwartz	14,016,014	89,605
Sidney G. Simmonds	14,016,975	88,644
Daniel M. Testa	13,922,594	183,025
Philip “Trey” R. Wills III	13,952,280	153,339
Steven M. Wiltse	13,993,261	112,358

There were 1,610,299 broker non-votes in the election of directors.

2.To approve the following (non-binding) resolution: Resolved, that the shareholders of FVCBankcorp, Inc., approve the compensation of the named executive officers as disclosed in the proxy statement pursuant to the rules of the Securities and Exchange Commission

For	Against	Abstain
10,918,212	3,111,890	75,517

3.Proposal to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the year ended December 31, 2025:

For	Against	Abstain
15,588,224	105,541	22,153

There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	2025 Annual Shareholders’ Meeting Presentation Materials.

104	The cover page from the Company’s Form 8-K with a date on report of May 29, 2025, formatted in Inline Extensible Business Reporting Language (included with the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Senior Executive Vice President and Chief Financial Officer

Dated: June 2, 2025